Acquisitions and Dispositions of Investments in Real Estate	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Acquisitions and Dispositions of Investments in Real Estate

Note D— Acquisitions and Dispositions of Investments in Real Estate

2023

In February 2023, we sold a parking lot located in Wildwood, New Jersey for $1.5 million, resulting in a gain on sale of real estate of approximately $0.7 million. We received net proceeds of approximately $0.3 million after the repayment of the outstanding mortgage loan, interest and transaction costs.

In February 2024, we disposed of our Cincinnati Race Street location for $3.15 million. As part of the agreement, we entered into a financing arrangement with the buyer. Under the terms of the financing arrangement, the buyer will pay interest of 8% on a $3.15 million dollar note for a term of 24 months, at which time the principal amount of the loan will be due.

2022

The following table is a summary of the one parking asset acquisition completed during the year ended December 31, 2022 (dollars in thousands).

		Date	Property	#	Size /	Commercial	Purchase
Property	Location	Acquired	Type	Spaces	Acreage	Sq. Ft.	Price
222 Sheridan Bricktown Garage LLC	Oklahoma City, OK	6/7/2022	Garage	555	0.64	15,628	$17,513

The following table is a summary of the allocated acquisition value of the property acquired during the year ended December 31, 2022 (dollars in thousands).

	Land and	Building and	In-Place Lease	Total assets
	Improvements	improvements	Value	acquired
222 Sheridan Bricktown Garage LLC	$1,314	$16,020	$179	$17,513

In September 2022, we sold a parking lot located in Canton, Ohio for $0.7 million, resulting in a loss on sale of real estate of approximately $0.1 million. We received net proceeds of approximately $0.1 million after the repayment of the outstanding mortgage loan, interest and transaction costs.